SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C.  20549

               __________________________________

                            FORM 8-K
               __________________________________


                         CURRENT REPORT


             Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934

               Date of Report:  November 12, 1997
 Date of Event (or earliest event) being reported:  November 12,
                              1997

               INDIANAPOLIS POWER & LIGHT COMPANY
     (Exact name of registrant as specified in its charter)


         Indiana                   1-3132-2             35-0413620
    (State or other jurisdiction   (Commission          (IRS Employer
     of incorporation)              File Number)        Identification No.)


        One Monument Circle, Indianapolis, Indiana  46204
      (Address of principal executive offices)  (Zip Code)


   Registrant's telephone number, including area code:  (317) 261-8261

Item 5.  Other Event

Indianapolis Power & Light Company issued the following notices on November 12, 1997 relating to the redemption of the 6.0% and 8.20% Cumulative Preferred Stock:

Shareholder Contact:

Nancy Anderson  (317) 261-8394
                (800) 877-0153
     e-mail:  nanderson@ipalco.com

Investor Contact:

Jennifer Kent Zimmer  (212) 332-2485
     e-mail:  jkent@ipalco.com



                      NOTICE OF REDEMPTION
                        To the Holders of
               INDIANAPOLIS POWER & LIGHT COMPANY
                  6% Cumulative Preferred Stock
                        CUSIP 455434 30 8

Notice is hereby given that Indianapolis Power & Light Company, by action of its Board of Directors, will call for redemption all issued and outstanding shares of its 6% Cumulative Preferred
Stock.

    THE DATE FIXED FOR SUCH REDEMPTION IS DECEMBER 15, 1997.

The redemption price for each share of the 6% Cumulative
Preferred Stock will be $102, payable on or after December 15, 1997. Such redemption price is the amount established for redemption of such stock by resolutions of the Board of Directors of the Company in accordance with the Company's Amended Articles of Incorporation.

After the redemption date of December 15, 1997, the 6% Cumulative Preferred Stock shall no longer be deemed outstanding and certificates of stock not surrendered for cancellation shall cease to accrue dividends and holders of the 6% Cumulative Preferred Stock certificates will not have any rights with respect to said Preferred Stock other than the right to receive the redemption price, without interest, upon surrender of the stock certificates.

In addition, a dividend of $1.23 per share, being an amount equal to all dividends accumulated and unpaid to the date fixed for redemption, was declared on October 28, 1997 on the 6% Cumulative Preferred Stock payable December 15, 1997 to shareholders of record on December 10, 1997. The dividend checks will be mailed separately from the redemption checks.

By order of the Board of Directors.

                         INDIANAPOLIS POWER & LIGHT COMPANY
                         By:  Bryan G. Tabler, Secretary
Indianapolis, Indiana
November 12 , 1997

  Certificates for the 6% Preferred Stock May be Delivered for
                         Redemption To:

By Mail:                                In Person or Overnight Delivery:
(Certified or Registered Mail
is recommended)

Indianapolis Power & Light Company      Indianapolis Power & Light Company
Shareholder Services Division           Shareholder Services Division
Post Office Box 798                     IPALCO Corporate Center
Indianapolis, IN  46206-0798            One Monument Circle, Room 701
                                        Indianapolis, IN  46204

                      NOTICE OF REDEMPTION
                        To the Holders of
               INDIANAPOLIS POWER & LIGHT COMPANY
                8.20% Cumulative Preferred Stock
                        CUSIP 455434 60 5

Notice is hereby given that Indianapolis Power & Light Company, by action of its Board of Directors, will call for redemption all issued and outstanding shares of its 8.20% Cumulative Preferred
Stock.

    THE DATE FIXED FOR SUCH REDEMPTION IS DECEMBER 15, 1997.

The redemption price for each share of the 8.20% Cumulative Preferred Stock will be $101, payable on or after December 15, 1997. Such redemption price is the amount established for redemption of such stock by resolutions of the Board of Directors of the Company in accordance with the Company's Amended Articles of Incorporation.

After the redemption date of December 15, 1997, the 8.20% Cumulative Preferred Stock shall no longer be deemed outstanding and certificates of stock not surrendered for cancellation shall cease to accrue dividends and holders of the 8.2% Cumulative Preferred Stock certificates will not have any rights with respect to said Preferred Stock other than the right to receive the redemption price, without interest, upon surrender of the stock certificates.

In addition, a dividend of $1.69 per share, being an amount equal to all dividends accumulated and unpaid to the date fixed for redemption was declared on October 28, 1997 on the 8.20%
Cumulative Preferred Stock payable December 15, 1997 to shareholders of record on December 10, 1997. The dividend checks will be mailed separately from the redemption checks.

By order of the Board of Directors.

                         INDIANAPOLIS POWER & LIGHT COMPANY
                         By:  Bryan G. Tabler, Secretary
Indianapolis, Indiana
November 12, 1997

 Certificates for the 8.20% Preferred Stock May be Delivered for
                         Redemption To:

By Mail:                                   In Person or Overnight Delivery:
(Certified or Registered Mail
is Recommended)

Indianapolis Power & Light Company         Indianapolis Power & Light Company
Shareholder Services Division              Shareholder Services Division
Post Office Box 798                        IPALCO Corporate Center
Indianapolis, IN 46206-0798                One Monument Circle, Room 701
                                           Indianapolis, IN  46204

                            SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  November 12, 1997

                         INDIANAPOLIS POWER & LIGHT COMPANY



                         By   /s/ John R. Brehm
                              Name:  John R. Brehm
                              Title:  Senior Vice President